SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         August 5, 2003
                                                --------------------------------


                                Ethyl Corporation
               (Exact name of Registrant as specified in charter)


             Virginia                       1-5112               54-0118820
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  (State or other jurisdiction of      (Commission file        (IRS employer
           incorporation)                   number)          identification no.)


330 South Fourth Street, Richmond, Virginia                    23218-2189
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(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code        (804) 788-5000
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1 Press Release issued by the Company on August 5, 2003 (furnished pursuant to Item 12).

Item 12.  Results of Operations and Financial Conditions.

         On August 5, 2003, Ethyl Corporation (the "Company") issued a press release regarding its earnings for the second quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         The earnings press release includes the non-GAAP financial measures discussed below.

         Earnings per share for continuing operations have been presented excluding the nonrecurring items discussed in the notes to the financial statements that are attached to the earnings press release. We have included these non-GAAP financial measures in the earnings press release in order to provide transparency to investors and to enhance period-to-period comparability of performance. We believe that these non-GAAP financial measures are more reflective of our continuing operations.

         This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's financial position, results of operations and cash flows for the three-month and six-month periods ended June 30, 2003.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 5, 2003

                                        ETHYL CORPORATION


                                        By:   /s/ David A. Fiorenza
                                            ------------------------------
                                            David A. Fiorenza
                                            Vice President and Treasurer







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

                                  Exhibit Index

Exhibit No.            Description

     99.1 Press Release issued by the Company on August 5, 2003 (furnished pursuant to Item 12).







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